UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported):
May 4, 2026

BARK, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39691	85-1872418
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Jay Street, Suite 940 Brooklyn, NY		11201 (Zip Code)
(Address of Principal Executive Offices)
(855) 501-2275
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BARK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2026, the Board of Directors (the “Board”) of BARK, Inc. (the “Company”) announced the appointment of James Gagne as a member of the Board, effective immediately, as a Class A director for a term expiring at the Company's 2028 annual meeting of stockholders and until his successor is duly elected and qualified.

As a non-employee director, Mr. Gagne is entitled to receive compensation arrangements in accordance with the Company’s director compensation program as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 12, 2026. In addition, the Board appointed Mr. Gagne to its Corporate Governance and Nominating Committee, having determined that Mr. Gagne qualifies as an independent director under the applicable standards of the New York Stock Exchange. Mr. Gagne shall receive an additional annual cash retainer of $7,500, paid in substantially equal quarterly installments, for service on such committee.

The Company will enter into its customary form of Indemnity Agreement with Mr. Gagne. There is no arrangement or understanding between Mr. Gagne and any other persons pursuant to which Mr. Gagne was appointed as a director. Furthermore, there are no transactions between Mr. Gagne and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with the appointment of Mr. Gagne, the size of the Board was increased from seven to eight members.

A copy of the Company's press release announcing Mr. Gagne's appointment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARK, Inc.

By:	/s/ Allison Koehler
Name: Allison Koehler
Title: Chief Legal Officer
Date: May 4, 2026